UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 17, 2006




                           CENTRAL FREIGHT LINES, INC.
             (Exact name of registrant as specified in its charter)



    Nevada                           000-50485                 74-2914331
(State or other jurisdiction        (Commission               (IRS Employer
  of incorporation)                  File Number)          Identification No.)


        5601 West Waco Drive, Waco, TX                          76710
   (Address of principal executive offices)                  (Zip Code)


                                 (254) 772-2120
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01         Regulation FD Disclosure.



     On April  17,  Central  Freight  Lines,  Inc.,  a Nevada  corporation  (the
"Company"), issued a press release providing an update on: the status of its pending merger transaction with North American Truck Lines, LLC, the filing of a preliminary proxy statement with the SEC and obtaining approximately $5.3 million of replacement revenue equipment. A copy of the press release is attached to this report as Exhibit 99.1.

     The information contained in this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 9.01       Financial Statements and Exhibits.



                  (a)      Financial statement of business acquired.



                           Not applicable.



                  (b)      Pro forma financial information.



                           Not applicable.



                  (c)      Exhibits:



                    EXHIBIT

                    NUMBER                EXHIBIT DESCRIPTION
                    ------                -------------------



                    99.1                Press release dated April 17, 2006.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CENTRAL FREIGHT LINES, INC.


Date:   April 17, 2006                             By: /s/ Jeff Hale
                                                     Jeff Hale
                                                     Senior Vice President and
                                                     Chief Financial Officer








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                                  EXHIBIT INDEX


      EXHIBIT

      NUMBER                       EXHIBIT DESCRIPTION
      ------                       -------------------


       99.1                        Press release dated April 17, 2006.





























                                     Page 4
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                                                                    EXHIBIT 99.1

         CENTRAL FREIGHT LINES, INC. ANNOUNCES PRELIMINARY PROXY FILING
                FOR MERGER; OBTAINS REPLACEMENT REVENUE EQUIPMENT


Waco, TX (PR Newswire) - April 17, 2006 - Central Freight Lines, Inc. (Nasdaq/NMS: CENF) announced today that it has made a preliminary proxy statement filing for its previously announced merger transaction. The merger agreement provides that a company controlled by Jerry Moyes and certain related parties would become the owners of Central, and Central would cease to be a publicly traded company. Central also announced today that it has taken possession of approximately $5.3 million in revenue equipment as the result of a transaction facilitated by Mr. Moyes.

Merger Update
-------------

On January 30, 2006, Central announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), with North American Truck Lines, LLC ("NATL") and Green Acquisition Company ("Green"). Under the Merger Agreement, Green will merge with and into Central (the "Merger"), with Central continuing as the surviving corporation. Both NATL and Green are controlled by Mr. Moyes, with Green being a wholly owned subsidiary of NATL.

On April 17, 2006, Central filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") for its 2006 Annual Meeting of Stockholders. Once the filing is reviewed and finalized, a definitive proxy statement will be mailed to Central's stockholders to solicit proxies for voting at the Annual Meeting. According to today's filing, the Merger will be submitted to a vote of Central's stockholders at that Annual Meeting.

In announcing the filing, Bob Fasso, Central's Chief Executive Officer and President said: "We are very pleased that this important step has been taken toward completion of the transaction with Jerry Moyes and his companies. We currently believe that the Merger can be completed in July of 2006."

Jerry Moyes added: "Like Bob, I am pleased that we have taken this additional step forward today. I look forward to completing this transaction as soon as possible."

Stockholders are urged to read the definitive proxy statement carefully when it becomes available because it will contain important information about Central, the merger transaction, and related matters. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Central through the SEC's web site at www.sec.gov. In addition, stockholders will be able to obtain free copies of the definitive proxy statement from the company.


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Revenue Equipment
-----------------

Central also announced today that it has taken possession of approximately $5.3 million in revenue equipment and began operating that equipment in its fleet on April 15. The revenue equipment was made available to Central through arrangements facilitated by Mr. Moyes, and is being leased from one of his affiliates on a short-term basis pending completion of Merger on terms that Central believes are favorable.

About Central
-------------

Central  Freight  Lines,  Inc.  is  a  non-union,   less-than-truckload  carrier
specializing in regional overnight and second day markets in the Midwest, Southwest, West Coast, and Pacific Northwest. Utilizing marketing alliances, Central also provides service to the Great Lakes, Northeast, Southeast, Mexico, and Canada.

This press release contains forward-looking statements that involve risk, assumptions, and uncertainties that are difficult to predict. Statements that constitute forward-looking statements are usually identified by words such as "anticipates," "believes," "estimates," "projects," "expects," "plans," "intends," or similar expressions. These statements are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual events may differ materially from those set forth in the forward-looking statements. We undertake no obligation to update any of these forward-looking statements.

With respect to statements regarding the consummation of the Merger, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: the risk that our business will suffer due to uncertainties caused by the announcement of the transaction; the risk that we may not be able to obtain third party and stockholder approvals necessary to consummate the transaction; as well as the risk that the transaction will not close for other reasons.

Corporate Contact:
Jeff Hale, Chief Financial Officer
(480) 361-5295
jhale@centralfreight.com


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